UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STWD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 28, 2022, Starwood Property Trust, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders: (i) elected the eight persons listed below as directors of the Company, each to serve until the Company’s 2022 annual meeting of shareholders and until his or her successor is duly elected and qualified; (ii) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s definitive proxy statement; (iii) approved the Starwood Property Trust, Inc. Employee Stock Purchase Plan; (iv) approved the Starwood Property Trust, Inc. 2022 Manager Equity Plan; (v) approved the Starwood Property Trust, Inc. 2022 Equity Plan; and (vi) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2022. Set forth below are the voting results for each of the proposals voted upon by the Company’s shareholders at the Annual Meeting:

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non- Votes
Richard D. Bronson	143,576,965	11,627,683	84,905,348
Jeffrey G. Dishner	150,076,774	5,127,874	84,905,348
Camille J. Douglas	145,948,697	9,255,951	84,905,348
Solomon J. Kumin	149,227,021	5,977,627	84,905,348
Fred Perpall	151,318,378	3,886,270	84,905,348
Fred S. Ridley	145,016,632	10,188,016	84,905,348
Barry S. Sternlicht	140,910,067	14,294,581	84,905,348
Strauss Zelnick	129,940,205	25,264,443	84,905,348

Proposal 2 – Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
135,026,688	18,569,188	1,608,772	84,905,348

Proposal 3 – Approval of the Starwood Property Trust, Inc. Employee Stock Purchase Plan

For	Against	Abstentions	Broker Non-Votes
152,386,694	1,893,494	924,460	84,905,348

Proposal 4 – Approval of the Starwood Property Trust, Inc. 2022 Manager Equity Plan

For	Against	Abstentions	Broker Non-Votes
146,987,742	6,785,777	1,431,129	84,905,348

Proposal 5 – Approval of the Starwood Property Trust, Inc. 2022 Equity Plan

For	Against	Abstentions	Broker Non-Votes
147,284,721	6,525,277	1,394,650	84,905,348

Proposal 6 – Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Calendar Year Ending December 31, 2022

For	Against	Abstentions	Broker Non-Votes
237,152,910	1,757,035	1,200,051	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2022	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel